Exhibit 99.3

Middleby To Present Growth Strategy at 2026 Investor Day Ahead of Transformative Business Separation

Company Unveils Three-Year Financial Outlook

ELGIN, Ill. — May 12, 2026 — The Middleby Corporation (NASDAQ: MIDD), a leading worldwide manufacturer of equipment for the commercial foodservice and food processing industries, today unveils its strategic roadmap as two independent, publicly traded companies at an Investor Day in New York City, positioning current Middleby shareholders to benefit from focused growth strategies and enhanced value creation following the expected July 6, 2026 spin-off1.

Following the spin-off of Midera, Middleby will be comprised of the Commercial Foodservice segment and a 49% ownership stake in Composition Brands (formerly known as Middleby Residential Kitchen) while Midera will be comprised of the Food Processing segment. Each company will benefit from segment specific management teams, tailored capital allocation strategies, and even greater agility to pursue market specific opportunities.

3-Year Financial Outlook (2025-2028E)

During the event today, the Company will introduce 3-year growth algorithms through 2028 for both future standalone companies.

Middleby, representing Commercial Foodservice, will present a strategic roadmap that expects to achieve the following:

$ millions	3 Year Target Growth (2025-2028E)
Organic Net Sales	3-6% CAGR
Adj. EBITDA	6-9% CAGR
Adj. EBITDA Margin	200-400bps [2]
Adj. EPS	10-15% CAGR

Midera, representing Food Processing, will present its strategic roadmap that expects to achieve the following:

$ millions	3 Year Target Growth (2025-2028E)
Organic Net Sales	5-7% CAGR
2028E Standalone Adj. EBITDA Margin	20-23%
Net Leverage	< 3.0x
M&A Capacity	>$700m over the next 3 years

Formal presentations will be followed by a question-and-answer session with members of management.

For those not attending the event in-person, a live webcast will be accessible through the Investor Relations section of the company website at www.middleby.com. An event replay will be available upon conclusion of the event. The presentation slides are also published on the Investor Relations section of the company’s website under “Events & Presentations”.

[1]	Spin-off is subject to customary closing conditions, including the effectiveness of Midera’s Form 10 registration statement with the U.S. Securities and Exchange Commission.
[2]	Represents margin expansion

About The Middleby Corporation

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice and food processing. Middleby showcases its advanced solutions in the Middleby Innovation Kitchens for commercial foodservice and industrial baking and protein Innovation Centers for food processing solutions. For more information about Middleby, please visit www.middleby.com.

About Midera Food Processing

Midera Food Processing provides food processing equipment and automation solutions for industrial protein, bakery, and snack producers, delivering total line solutions from preparation and thermal processing through packaging. With a portfolio of 30+ industry-leading brands reaching customers across six continents, Midera helps food processors produce safer, more consistent products while improving efficiency and reducing waste at scale. Headquartered in Rosemont, Illinois, the company employs approximately 2,800 people worldwide. For more information about Midera, please visit www.midera.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” subject to the Private Securities Litigation Reform Act of 1995, including statements regarding The Middleby Corporation’s (“Middleby”) and Midera Food Processing, Inc.’s (“Midera” and taken together with Middleby, the “Company”) expectations with respect to the timing of the spin-off of Midera and the Company’s future performance. The Company cautions investors that such statements are estimates and are highly dependent upon a variety of factors. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. The following are some of the important factors that could cause the Company’s actual results, performance or outcomes to differ materially from those discussed in the forward-looking statements: changing market conditions; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; dependence on key customers; risks associated with the Company’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for the Company’s products and the Company’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; the Company’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the impact of announced management and organizational changes; intense competition in the Company’s business segments including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of the Company’s products; the availability and cost of raw materials; the possibility that the proposed spin-off of Midera will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors, including the possibility that various closing conditions for the spin-off may not be satisfied; the potential disruption to the Company’s business in connection with the proposed spin-off; the potential that the Company does not realize all of the expected benefits of the spin-off; that the spin-off may be more difficult, time consuming or costly than expected; the failure of the spin-off to qualify for the expected tax treatment; potential adverse effects of the announcement of the proposed spin-off of Midera or the results thereof, including on the market price of the Company’s common stock, the ability of the Company to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of the Company’s management’s attention from its ongoing business operations due to the proposed spin-off of Midera; and other risks detailed in the Company’s SEC filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

USE OF NON-GAAP FINANCIAL MEASURES

This press release contains information about the Company’s financial results which is not presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company refers to these measures as “non-GAAP” financial measures. The Appendix to each of Middleby’s and Midera’s Investor Day presentations, which are available on the Investor Relations section of the Company’s website under “Events & Presentations,” provides definitions for the non-GAAP financial measures included in this press release. Reconciliations of forward-looking non-GAAP financial measures in this press release to the most directly comparable GAAP financial measures are not available because the timing and magnitude of certain items cannot be reasonably estimated at this time without unreasonable effort. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. The Company believes that its presentation of non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that it uses internally for purposes of assessing its core operating and financial performance.

Investor relations inquiries:

Rebecca Ellin

SVP of Investor Strategy and Corporate Development

Rellin@middleby.com

Media inquiries:

Darcy Bretz

VP of Corporate Communications

Dbretz@middleby.com

Kate Schneiderman

Managing Director, ICR

Middleby@icrinc.com